FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report:  July 30, 2008
(Date of Earliest Event Reported)

Dale Jarrett Racing Adventure, Inc.
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(Exact name of registrant as specified in its charter)


FLORIDA                                      59-3564984
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(State or other jurisdiction                  (I.R.S. Employer
of incorporation or organization            Identification Number)

120 A North Main Avenue, Newton, NC                          28658
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(Address of principal executive offices,               Zip Code)

(888) 467-2231
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(Registrant's telephone number, including area code)

Item 9.01 Financial Statements and Exhibits.

Exhibit 99 - Code of Ethics



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dale Jarrett Racing Adventure, Inc.


By:      /s/Timothy B. Shannon
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         Timothy B. Shannon
         Chief Executive Officer and President


Dated:  August 12, 2008